Amendment Letter to Guarantee

To: Standard Chartered Bank (Hong Kong) Limited
as agent for itself and each SCB Group Company
(the "Bank")

Date: 2011. 1. 21 (Pls date)

1. I/We, Pan Dangyu, refer to a guarantee for USD6,000,000.- dated 26th May 2010 executed by me/us in respect of obligations of Hong Kong Highpower Technology Company Limited, as amended from time to time (together, the "**Original Guarantee**").

2. Unless otherwise defined, all terms and expressions defined in the Original Guarantee will have the same meaning when used in this Amendment Letter relating to such Original Guarantee(s).

3. In consideration of the Bank granting or continuing to grant banking facilities to the Customer and at the request of the Bank, with effect from the date of this Amendment Letter, I/we hereby agree to increase the maximum amount for which we are liable under the Original Guarantee (but subject to other provisions in the Original Guarantee) from USD6,000,000.- to USD9,000,000.-.

4. I/We hereby confirm that I/We remain and will continue to remain bound, subject to the amendments in this Amendment Letter, in all respects under the Original Guarantee.

5. Save as expressly amended by this Amendment Letter, all other provisions of the Original Guarantee remain in full force and effect, and references to "this Guarantee" in the Original Guarantee will be deemed to references to the Original Guarantee as amended by this Amendment Letter.

6. This Amendment Letter is governed by the laws of Hong Kong Special Administrative Region.

7. A Chinese translation of this Amendment Letter will be provided upon your request to the Bank. The Chinese translation of this Amendment Letter (if any) is provided for reference only and in the event of any inconsistency between the English and the Chinese versions, the English version shall prevail.

如 貴客戶需要此信之中文版本，請與本銀行聯絡。此信之中文版本(如適用)是英文本的譯本，只供參考之用。如中，英文版本有任何歧異，兪所有目的而言概以英文版本為準。

Individual Signatory

Signed: [signature] (signature of guarantor) | Mr. Pan Dangyu (name of guarantor)

I/D Card No. (or equivalent) of guarantor:

In the presence of:

Name of Witness: [signature]	Name of Witness: Chen Yang
I/D Card No. (or equivalent) of Witness: 127 2P27 Adam Wong (HK9211)	I/D Card No. (or equivalent) of Witness:
Address of Witness: 5/F DVR	Address of Witness: 5/F DVR
Occupation of Witness: PM	Occupation of Witness: ARM
(Signature of Witness) [signature]	(Signature of Witness) [signature]

Individual Signatory

Signed: (signature of guarantor) | (name of guarantor)

I/D Card No. (or equivalent) of guarantor:

In the presence of:

Name of Witness:	Name of Witness:
I/D Card No. (or equivalent) of Witness:	I/D Card No. (or equivalent) of Witness:
Address of Witness:	Address of Witness:
Occupation of Witness:	Occupation of Witness:
(Signature of Witness)	(Signature of Witness)